MERIT ADVISORS INVESTMENT TRUST

MERIT HIGH YIELD FUND

CLASS A SHARES

CLASS C SHARES

NO LOAD SHARES

SUPPLEMENT

Dated June 15, 2005

To the Class A and Class C Prospectuses Dated February 25, 2005,

 the No Load Prospectus Dated December 6, 2004 ,

and the Combined Statement of Additional Information

Dated February 25, 2005

This Supplement to the Prospectuses dated February 25, 2005 for Class A Shares and Class C Shares , the Prospectus dated December 6, 2004 for No Load Shares and the combined Statement of Additional Information (“SAI”) dated February 25, 2005 for each class of shares of the Merit High Yield Fund (“Fund”), a series of Merit Advisors Investment Trust (“Trust”), updates the Prospectuses and SAI to revise the information as described below.  For further information, please contact the Fund toll-free at 1-877-556-3730.  You may also obtain additional copies of the Fund’s Prospectuses, free of charge, by writing to the Fund c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha Nebraska 68137, or by calling the Fund toll-free at the number above.

The address of Merit Advisors, Inc., advisor to the Fund, has been changed to 13905 Quail Pointe Drive, Oklahoma City, Oklahoma 73134-1002

The Trust now offers exchange privileges between the same class of shares of the Merit Tactical Treasury Fund, an other series of the Trust.  As such, the following disclosure is incorporated into the Prospectuses and SAI:

Exchanging Shares

Shareholders of record, including financial institutions and intermediaries, may exchange shares of the Fund without payment of any exchange fee for shares of another Merit Fund of the same Class at their respective net asset values.

An exchange of shares is treated for federal income tax purposes as a redemption (sale) of the shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange.  The exchange privilege is available to shareholders residing in any state in which the Fund shares being acquired may be legally sold.

The Fund reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the SEC.

An exchange request received prior to the close of the NYSE will be made at that day's closing NAV.  The Fund reserves the right to refuse the purchase side of any exchange that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. For your protection, the Fund's Distributor or Transfer Agent may delay a transaction or not implement one if not reasonably satisfied that the instructions are genuine. If this occurs, the Fund will not be liable for any loss.  The Distributor and the Transfer Agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

Investors Should Retain This Supplement for Future Reference